                                                                    EXHIBIT 23.7

           [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
Loewen Group International, Inc. and
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-4 of Loewen Group International, Inc. and The Loewen Group Inc. (Reg. No. 333-03135 and 333-03135-01, respectively) of our report dated April 24, 1996, with respect to the financial statements of Security Plus Mini & RV Storage, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.


                                KEITH J. SCHULTE ACCOUNTANCY CORPORATION



                                BY: /s/ Keith J. Schulte
                                    ------------------------------------
                                    Certified Public Accountant




Long Beach, California
August 23, 1996

           [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
Loewen Group International, Inc. and
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-4 of Loewen Group International, Inc. and The Loewen Group Inc. (Reg. No. 333-03135 and 333-03135-01, respectively) of our report dated April 24, 1996, with respect to the financial statements of International Memorial Society, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.


                                        KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                                        BY: /s/ Keith J. Schulte
                                            ------------------------------------
                                                Certified Public Accountant


Long Beach, California
August 23, 1996

           [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]


The Board of Directors of
Loewen Group International, Inc. and
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-4 of Loewen Group International, Inc. and The Loewen Group Inc. (Reg. No. 333-03135 and 333-03135-01, respectively) of our report dated April 24, 1996, with respect to the financial statements of Palm Springs Mausoleum, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.

                                       KEITH J. SCHULTE ACCOUNTANCY CORPORATION


                                       BY: /s/ Keith J. Schulte
                                           ------------------------
                                           Certified Public Accountant

Long Beach, California
August 23, 1996